THE JEFFERSON FUND GROUP TRUST

Supplement dated December 14, 2001 to the
Prospectus dated February 28, 2001

          On December 11, 2001, the Trustees of The Jefferson Fund Group Trust voted to terminate the Jefferson Growth and Income Fund (the "Growth and Income Fund"). In accordance with the requirements of the Trust Instrument, the decision to terminate the Growth and Income Fund will be submitted to the shareholders of the Growth and Income Fund for approval at a meeting to be held in late January 2002. The Trustees also approved the suspension of sales of shares of the Growth and Income Fund.

          The decision of the Trustees followed their receipt of notice that effective February 10, 2002, the party that had been voluntarily reimbursing the Growth and Income Fund to the extent necessary to maintain an expense ratio of 2.50% would no longer do so. In the absence of expense reimbursements, the expense ratio of the Growth and Income Fund is likely to approach or exceed 4.00%. Given this likelihood the Trustees determined that it was advisable to terminate the Growth and Income Fund.

          In anticipation of the termination of the Growth and Income Fund, the Growth and Income Fund's investment adviser will sell the Growth and Income Fund's equity investments and purchase money market instruments with the sales proceeds.

          Shareholders may continue to

          o    Redeem shares of the Growth and Income Fund

          o Exchange shares of the Growth and Income Fund for shares of the Jefferson REIT Fund

          o Exchange shares of the Growth and Income Fund for shares of First American Prime Obligations Fund, a money market mutual fund until the termination of the Growth and Income Fund.

          Shareholders who have questions concerning the termination of the Growth and Income Fund should call either their financial advisor or 1-800-216-9785 or write to:

                         The Jefferson Fund Group Trust
                         c/o Firstar Mutual Fund Services, LLC
                         P. O. Box 701
                         Milwaukee, WI  53201-0701